UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2015

Solitron Devices, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-04978	22-1684144
(Commission File Number)	(IRS Employer Identification No.)

3301 Electronics Way, West Palm Beach, Florida	33407
(Address of Principal Executive Offices)	(Zip Code)

(561) 848-4311

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 29, 2015, the Company issued a press release (the "Press Release") announcing that its Board of Directors declared a cash dividend of $0.25 per share of common stock which will be paid on or about July 22, 2015 to stockholders of record as of the close of business on June 29, 2015. A copy of the Press Release announcing the cash dividend is attached as Exhibit 99.1 to this report and incorporated herein by reference.

On May 29, 2015, the Company also announced in the Press Release that its Board of Directors authorized a stock repurchase program under which the Company may repurchase up to $500,000 of its outstanding common stock from time to time through February 29, 2016 on the open market or in privately negotiated transactions. A copy of the Press Release announcing the stock repurchase program is attached as Exhibit 99.1 to this report and incorporated hereby by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 29, 2015.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 29, 2015	SOLITRON DEVICES, INC.

/s/ Shevach Saraf
Shevach Saraf
Chairman, Chief Executive Officer
President, Chief Financial Officer
& Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 29, 2015.

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